Horizon Kinetics Blockchain Development ETF
Schedule of Investments
September 30, 2025 (Unaudited)

COMMON STOCKS - 91.2%		Shares	Value
Capital Markets - 31.0% (a)
Bakkt Holdings, Inc. (b)		13,985	$470,595
Booz Allen Hamilton Holding Corp.		965	96,452
Broadridge Financial Solutions, Inc.		1,775	422,752
CACI International, Inc. - Class A (b)		1,742	868,875
Forge Global Holdings, Inc. (b)		104	1,758
Galaxy Digital, Inc. - Class A (b)		31,691	1,071,473
Hawaiian Electric Industries, Inc. (b)		58,408	644,824
MarketAxess Holdings, Inc.		1,902	331,423
OTC Markets Group, Inc. - Class A		8,178	433,434
Science Applications International Corp.		5,331	529,741
Tradeweb Markets, Inc. - Class A		5,283	586,307
WisdomTree, Inc.		45,360	630,504
			6,088,138

Global Exchanges - 47.8% (a)
ASX Ltd.		15,425	598,963
Cboe Global Markets, Inc.		5,050	1,238,513
Deutsche Boerse AG		3,279	878,833
Euronext NV (c)		1,567	234,573
Hellenic Exchanges - Athens Stock Exchange SA		19,556	152,577
Intercontinental Exchange, Inc.		6,201	1,044,745
Japan Exchange Group, Inc.		66,300	741,854
London Stock Exchange Group PLC		4,674	535,861
Miami International Holdings, Inc. (b)		16,989	683,977
Nasdaq, Inc.		11,606	1,026,551
NZX Ltd.		107,140	86,162
Singapore Exchange Ltd.		80,390	1,030,753
Tel Aviv Stock Exchange Ltd.		100	2,312
TMX Group Ltd.		29,581	1,131,876
			9,387,550

Investment Companies - 6.0%
IREN Ltd. (b)(d)		200	9,386
Urbana Corp. - Class A		225,454	1,182,848
			1,192,234

Motion Pictures & Services - 1.6%
IG Port, Inc.		14,704	152,829
Toei Animation Co. Ltd.		7,936	163,895
			316,724

Oil Companies - Exploration & Production - 2.6%
Landbridge Co. LLC - Class A		9,564	510,239

Securities & Commodities Exchanges - 2.2%
CME Group, Inc.		1,582	427,441
TOTAL COMMON STOCKS (Cost $14,106,683)			17,922,326

EXCHANGE TRADED FUNDS - 1.3%
Grayscale Bitcoin Mini Trust ETF (b)		5,062	256,289
TOTAL EXCHANGE TRADED FUNDS (Cost $262,926)			256,289

TOTAL INVESTMENTS - 92.5% (Cost $14,369,609)			18,178,615
Money Market Deposit Account - 7.5% (e)(f)			1,470,067
Other Assets in Excess of Liabilities - 0.0% (g)			675
TOTAL NET ASSETS - 100.0%	0.0%	0.0%	$19,649,357

Percentages are stated as a percent of net assets.

LLC - Limited Liability Company
PLC - Public Limited Company

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	Non-income producing security.
(c)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of September 30, 2025, the value of these securities total $234,573 or 1.2% of the Fund’s net assets.

(d)	All or a portion of this security is on loan as of September 30, 2025. The fair value of these securities was $9,104.
(e)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of September 30, 2025, was 3.99%.

(f)
All or a portion of this deposit account was purchased using proceeds from securities lending. The fair value of this deposit held from securities lending as of September 30, 2025, is $9,118 which represented 0.0% of net assets.

(g)	Represents less than 0.05% of net assets.

Summary of Fair Value Disclosure as of September 30, 2025 (Unaudited)

Horizon Kinetics Blockchain Development ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of September 30, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$17,922,326	$–	$–	$17,922,326
Exchange Traded Funds	256,289	–	–	256,289
Total Investments	$18,178,615	$–	$–	$18,178,615

Refer to the Schedule of Investments for further disaggregation of investment categories.

Allocation of Portfolio Holdings by Country as of September 30, 2025
(% of Net Assets)

United States	$11,275,893	57.4%
Canada	2,314,724	11.8
Japan	1,058,578	5.4
Singapore	1,030,753	5.2
Germany	878,833	4.5
Australia	608,349	3.1
United Kingdom	535,861	2.7
Netherlands	234,573	1.2
Greece	152,577	0.8
New Zealand	86,162	0.4
Israel	2,312	0.0
Other Assets in Excess of Liabilities	1,470,742	7.5
	$19,649,357	100.0%